________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                     001-15081                   94-1234979
________________________________________________________________________________
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         (b) RETIREMENT OF NAMED EXECUTIVE OFFICER. On March 31, 2007, Linda F. Betzer, a named executive officer of UnionBanCal Corporation, retired.

























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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 2, 2007


                              UNIONBANCAL CORPORATION


                              By: /s/ JOHN H. McGUCKIN, JR.
                                  ____________________________________
                                      John H. McGuckin, Jr.
                                      EVP, GENERAL COUNSEL & SECRETARY
                                      (DULY AUTHORIZED OFFICER)


















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